SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

Date of Report:  September 6, 2005
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(Date of earliest event reported)


                    Banc of America Commercial Mortgage Inc.
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             (Exact name of registrant as specified in its charter)



     Delaware                  333-121643                   56-1950039
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(State or Other         (Commission File Number)        (I.R.S. Employer
Jurisdiction of                                        Identification No.)
Incorporation)




214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina        28255
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             (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (704) 386-2400

                                 Not applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
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            Attached are certain collateral term sheets (the "Term Sheets")
furnished to the Registrant by Banc of America Securities LLC and Bear, Stearns & Co. Inc. (collectively, the "Underwriters"), in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates, Series 2005-4 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-121643) (the "Registration Statement"). The Registrant hereby incorporates the Term Sheets by reference in the Registration Statement.

            The Term Sheets were prepared solely by the Underwriters and the Registrant did not prepare or participate in the preparation of the Term Sheets.

            Any statement or information contained in the Term Sheets shall be modified and superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits
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(c)  Exhibits

Exhibit 99  Term Sheets.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       BANC OF AMERICA COMMERCIAL MORTGAGE INC.



                                       By:   /s/ Edward Vaccaro
                                          -------------------------------------
                                          Name:  Edward Vaccaro
                                          Title: Vice President

Date: September 6, 2005

                                  Exhibit Index

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 Item 601(a) of
 Regulation S-K                                                    Paper (P) or
   Exhibit No.                     Description                    Electronic (E)
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       99                          Term Sheets                          E
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